                                                                 Exhibit 10.LL
                                 PROMISSORY NOTE



$140,900.00                                                   April 2, 1996


         The undersigned, JOHN T. GILLIN ("Gillin"), hereby promises to pay to the order of PROVIDENT AMERICAN CORPORATION, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (the "Company"), the sum of One Hundred Forty Thousand Nine Hundred ($140,900.00) Dollars, repayable on or before June 20, 1996, together with interest at the rate of eight and one-half (8.5%) percent per annum.

         The undersigned shall have the right to prepay in whole or in part any amounts due under this Note, without penalty.

         And further, the undersigned does hereby authorize and empower the Prothonotary, Clerk of Court or any Attorney of any Court of Record of Pennsylvania, or elsewhere, to appear for and to confess judgment against him for the above sum, as of any term, past, present or future, with or without declaration, with costs of suit, release of errors, without stay of execution, and with 15% added for collection fees; and the undersigned also waives the right of inquisition on any real estate that may be levied upon to collect this Note and does hereby voluntarily condemn the same and authorize the Prothonotary to enter upon the writ of execution his said voluntary condemnation, and he further agrees that said real estate may be sold on a writ of execution and he hereby waives and releases all relief from any and all appraisement, stay or exemption laws of any State, now in force or hereafter to be passed.

         This Promissory Note supersedes the Promissory Note dated January 16, 1996 in the original principal amount of $28,500 executed by Gillin in favor of and delivered to Provident Indemnity Life Insurance Company, the Company's wholly-owned subsidiary.



                                              ----------------------------
                                                     JOHN T. GILLIN

                          AMENDMENT TO PROMISSORY NOTE


        THIS AMENDMENT ("Amendment") TO PROMISSORY NOTE is made and dated as of the 20th day of June, 1996, by and between JOHN T. GILLIN ("Gillin"), an individual, and PROVIDENT AMERICAN CORPORATION, a Pennsylvania corporation (the "Company").


                                   BACKGROUND

        A. Gillin executed and delivered to the Company a Promissory Note dated April 2, 1996 in the principal amount of $140,900 (the "Note").

        B. The parties are desirous of amending the Note as hereinafter set forth.

        NOW THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

               1. Repayment of Note. The Note and all interest accrued thereon shall be paid in full on or before January 31, 1997.

               2. Ratification. As herein amended, the Note is ratified, approved, and affirmed, and remains in full force and effect.


        IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Promissory Note as of the day and year first above-written.

Witness:

____________________________     _______________________________ (SEAL)
                                          JOHN T. GILLIN

                                  PROVIDENT AMERICAN CORPORATION

Attest:

____________________________     By:_____________________________
M. F. Beausang, Jr.,                 Alvin H. Clemens,
Secretary                            President

                       SECOND AMENDMENT TO PROMISSORY NOTE

        THIS SECOND AMENDMENT ("Amendment") TO PROMISSORY NOTE is made and dated as of the 1st day of February, 1997, by and between JOHN T. GILLIN ("Gillin"), an individual, and PROVIDENT AMERICAN CORPORATION, a Pennsylvania corporation (the "Company").


                                   BACKGROUND

        C. Gillin executed and delivered to the Company a Promissory Note dated April 2, 1996 in the principal amount of $140,900, as amended by an Amendment to Promissory Note dated June 20, 1996 (the "Note").

        D. The parties are desirous of amending the Note as hereinafter set forth.

        NOW THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

           1. Repayment of Note. The Note and all interest accrued thereon shall be paid in full on or before April 30, 1997.

           2. Ratification. As herein amended, the Note is ratified, approved, and affirmed, and remains in full force and effect.


        IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Promissory Note as of the day and year first above-written.

Witness:

____________________________     ___________________________________ (SEAL)
                                          JOHN T. GILLIN

                                  PROVIDENT AMERICAN CORPORATION

Attest:

____________________________     By:________________________________
M. F. Beausang, Jr.,                 Alvin H. Clemens, Chairman and
Secretary                            Chief Executive Officer

                          PLEDGE AND SECURITY AGREEMENT


        THIS PLEDGE AND SECURITY AGREEMENT ("Agreement") made this 2nd day of April, 1996, by and between JOHN T. GILLIN ("Pledgor") and PROVIDENT AMERICAN CORPORATION, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania ("Secured Party").

        NOW THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

               1. Creation of Security Interest. Pledgor hereby grants to Secured Party a security interest in and pledges to the Secured Party the Collateral described in Exhibit "A" attached hereto, together with any proceeds thereof ("Collateral"). Pledgor hereby delivers the Collateral to Escrow Agent (as hereinafter defined), together with a stock power of attorney duly endorsed in blank, or such other documents of transfer as shall be necessary to effectuate the transfer of title of the Collateral, to be held in accordance with the terms and conditions of an Escrow Agreement of even date herewith ("Escrow Agreement") among Pledgor, Secured Party, and Anthony R. Verdi ("Escrow Agent").

               2. Debt Secured. Pledgor has borrowed from the Secured Party the sum of One Hundred Forty Thousand Nine Hundred ($140,900) Dollars, in accordance with the terms and conditions of a Promissory Note dated as of the date hereof (the "Note"), the entire remaining balance of principal and interest of which shall be due and payable on demand.

               3. Representations, Warranties, and Covenants of Pledgor. Pledgor represents, warrants and covenants to Secured Party that:

                  a. Pledgor is the legal and beneficial owner of the Collateral.

                  b. The Collateral has been validly issued, is fully paid and non-assessable and is owned by Pledgor free and clear of all security interests, liens, restrictions, charges, and other encumbrances of any nature other than the lien created hereby.

                  c. The execution, delivery, and performance of this Agreement do not violate the provisions of or cause a default or constitute an event which, with notice or the lapse of time or both, would constitute a default on the part of Pledgor under any law or any contract, agreement, or other instrument or judgment or decree to which Pledgor is a party or by which he is bound.

                  d. The Collateral is not the subject of any present or threatened suit, action, arbitration, or administrative or other proceeding, and Pledgor knows of no reasonable grounds for the institution of any such proceeding.

                  e. Pledgor shall, at his expense, defend Secured Party's right, title and security interest in and to the Collateral against the claims of any person, corporation or other entity.

                  f. Pledgor shall not:

                     (1) sell, convey, or otherwise dispose of any of the
                         Collateral or any interest therein; or

                     (2) create, incur or permit to exist any security interest, lien, charge or encumbrance whatsoever with respect to any of the Collateral other than the lien created hereby.

                  g. This Agreement constitutes the valid and binding obligation of Pledgor enforceable in accordance with its term.

               4. Voting Rights. Prior to the occurrence of an Event of Default (as defined herein), Pledgor shall have the right to vote the Collateral. Upon the occurrence of any Event of Default, Secured Party shall immediately have the right to vote the Collateral as if the absolute owner thereof, whether or not the Collateral shall have been registered in the name of Secured Party.

               5. Custodial Duties.

                  a. Secured Party's sole duty with respect to the Collateral shall be to cause Escrow Agent to exercise reasonable care in the physical custody and preservation of the Collateral. Secured Party shall be relieved of all responsibility for the Collateral, or any portion thereof, upon surrendering it or tendering surrender of it to Pledgor.

                  b. Secured Party shall have no duty or responsibility to take any steps (i) to preserve any rights in the Collateral against prior parties,
(ii) to protect, perfect, preserve or maintain any security interest given to secure the Collateral, (iii) to protect the Collateral from decline in value,
(iv) to ascertain any maturities or exercise or accept any calls, conversions, exchanges, offers, tenders, or similar matters relating to any Collateral, or
(v) to send notices, perform services or take any action in connection with the management of the Collateral.

               6. Powers of Escrow Agent With Respect to Collateral.

                  a. Secured Party shall have the power, in its sole discretion, and without notice to Pledgor, to cause the Escrow Agent under the Escrow Agreement to take one or more of the following actions, but shall be under no duty or responsibility to exercise or withhold the exercise of these rights, powers, privileges, and options, and shall not have any liability for any failure or delay in doing so, other than to account for property actually received by Secured Party:

                     (1) receive all income, dividends, distributions or other
                         property and apply them against the liabilities of Pledgor, in any priority, or hold the same as additional Collateral;

                     (2) make any compromise or settlement deemed advisable with respect to any of the Collateral;

                     (3) renew, extend, or otherwise change the terms and
                         conditions of the Note or the Collateral;

                     (4) take or release any other collateral as security for
                         any of the Collateral;

                     (5) take or release any guarantor, endorser, surety, or
                         other party to the Note or the Collateral;

                     (6) execute any necessary endorsements, assignments, or
                         other instruments or conveyances or transfer with respect to the Collateral to effect Secured Party's remedies under Section 9 hereof; and

                     (7) sell the Collateral and apply the proceeds to the
                         payment of the Note.

                  b. Pledgor hereby irrevocably makes, constitutes and appoints Escrow Agent under the Escrow Agreement as Pledgor's true and lawful attorney-in-fact to take one or more of the actions, rights, powers, privileges and options set forth in Section 6.a hereof.

               7. Agreements of Pledgor.

                  a. Pledgor authorizes the Escrow Agent under the Escrow Agreement to register title to the Collateral in the name of Escrow Agent during the term of the Note.

                  b. Pledgor agrees not to sell, pledge, assign, exchange, transfer, or otherwise dispose of any interest in the Collateral, permit any lien or security interest to attach to same except that created by this Agreement, or permit anything to be done that may impair the value of the Collateral or the security intended to be afforded hereunder during the term of this Agreement.

               8. Events of Default. The occurrence of any of the following events shall, at the option of Secured Party, without notice or demand, constitute a default on the part of Pledgor hereunder ("Event of Default").

                  a. If there occurs any breach, failure or violation by Pledgor
(i) in the payment or performance of any of Pledgor's obligations or liabilities as set forth in the Note, or (ii) in the performance of any of the terms and conditions of this Agreement.

                  b. If Pledgor shall become insolvent or shall file a voluntary petition to effect a plan or other arrangement with creditors, or if Pledgor shall be adjudicated bankrupt or shall make an assignment for the benefit of creditors, or shall apply for a consent to the appointment of any receiver or trustee of all or a part of Pledgor's property, or as may be applicable, Pledgor shall institute dissolution or liquidation proceedings.

               9. Remedies Upon Event of Default. Upon the occurrence of an Event of Default, Secured Party shall have the right to do any of the following:

                  a. Secured Party may exercise all the rights and remedies given to a secured party by the Pennsylvania Uniform Commercial Code.

                  b. Secured Party may have the Collateral registered in its name or that of its nominee.

                  c. Secured Party may proceed to foreclose the security interest given to it hereunder by causing Escrow Agent to sell all or any part of the Collateral in whole or in part, at the same or different times, at public or private sale, upon such terms as it deems best, for cash, upon credit or for future delivery and, in connection therewith, Secured Party may grant options. Secured Party or its nominee may purchase all or any part of the Collateral, absolutely freed and discharged from any equity or redemption and from all trusts or other claims whatsoever. If any of the Collateral is sold by Secured Party upon credit or for future delivery, Secured Party shall not be liable for the failure of the purchaser to pay for the same, and, in the event of any such failure, Secured Party may resell such Collateral.

                  d. The proceeds of any sale of the Collateral shall be applied as follows: (i) to pay all costs and expenses of every kind incurred by Secured Party in connection with any actual or attempted sale, including brokers' and attorneys' fees; (ii) to the satisfaction of all obligations of Pledgor under the Note; (iii) to the payment of any other amounts required by applicable laws, and (iv) to Pledgor in the event of any surplus. Pledgor shall continue to be liable for any deficiency. In no event shall Pledgor be credited with any part of the proceeds of any sale of the Collateral until such payment thereon has actually been received by Secured Party.

                  e. Secured Party shall give Pledgor two (2) days' prior notice of the time and place of any public sale and of the time after which any private sale or other disposition is to be made, which notice Pledgor agrees is reasonable.

                  f. Pledgor recognizes that Secured Party may be unable to effect a public sale of all or any part of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933 (the "Act"), and therefore may resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things to acquire the Collateral for their own account, for investment and without a view to the distribution or resale thereof. Pledgor acknowledges that private sales so made may be at prices and other terms less favorable to Secured Party than if the Collateral was sold at public sale, and agrees Secured Party has no obligation to delay the sale of any of the Collateral for the period of time necessary to permit the issuer of the securities which are being sold (even if the issuer would agree), to register such securities for sale under the Act. Pledgor agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

                  g. The remedies provided herein in favor of Secured Party shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other legal and equitable remedies which Secured Party may have.

               10. Termination of Agreement. This Agreement and the Escrow Agreement shall terminate upon the full payment by Pledgor to Secured Party of all amounts due under the Note and the completion of Pledgor's obligations under this Agreement.

               11. Miscellaneous.

                  a. Secured Party may waive any default or remedy a default in any reasonable manner without waiving such subsequent default, and Secured Party may waive or delay the exercise of any right or remedy under this Agreement without waiving the right or remedy of any other right or remedy hereunder.

                  b. This Agreement shall be binding upon and shall inure to the benefit of the respective heirs, executors, administrators, successors and assigns of the parties hereto.

                  c. All notices, requests, demands, or other communications provided for herein shall be in writing and shall be deemed to have been given when sent by registered or certified mail, return receipt requested, addressed to the parties at such address as either party shall designate to the other from time to time.

                  d. This Agreement may not be amended, modified or terminated, except in writing and executed by all parties hereto, and no waiver of any provision or consent hereunder shall be effective unless executed in writing by the waiving or consenting party.

                  e. This Agreement shall not be assignable by Pledgor without the prior written consent of Secured Party.

                  f. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

                  g. This Agreement represents the entire agreement between the parties with respect to the subject matter hereof, and supersedes the Pledge and Security Agreement between Pledgor and Provident Indemnity Life Insurance Company, the Secured Party's wholly-owned subsidiary, dated January 16, 1996.

               IN WITNESS WHEREOF, the parties hereto have placed their hands and seals as of the day and year above first written.

                                       PLEDGOR:




______________________________         __________________________________
Witness                                JOHN T. GILLIN

                                       SECURED PARTY:

                                       PROVIDENT AMERICAN CORPORATION



                                       By:_______________________________
                                           Alvin H. Clemens, President

                                   EXHIBIT "A"


                                   COLLATERAL





25,000 shares of the common stock of PROVIDENT AMERICAN CORPORATION, together with all dividends or other distributions issued with respect thereto.

                                ESCROW AGREEMENT



        THIS ESCROW AGREEMENT (the "Agreement") made this 2nd day of April, 1996, by and among PROVIDENT AMERICAN CORPORATION, a Pennsylvania corporation ("PAMCO" or "Lender"), JOHN T. GILLIN, an individual ("Gillin"), and ANTHONY R. VERDI ("Escrow Agent").

                                   BACKGROUND

        A. Gillin and Lender are parties to a Pledge and Security Agreement dated of even date herewith ("Security Agreement"), pursuant to the terms and conditions of which Gillin will pledge certain shares of the common stock of PAMCO which he owns individually to Lender.

        B. The Security Agreement requires Gillin to deposit into escrow with the Escrow Agent a certificate or certificates representing Twenty Five Thousand (25,000) shares of the common stock of PAMCO, $0.10 par value per share (the "Pledged Shares").

        C. The parties are desirous of providing for the appointment of the Escrow Agent, to confirm that the Pledged Shares have been deposited in an escrow account as required by the Security Agreement, and to set forth the other terms and conditions of the escrow of the Pledged Shares.

        NOW, THEREFORE, intending to be legally bound, and in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

               1. Appointment of Escrow Agent. Lender and Gillin hereby appoint Escrow Agent to act as the escrow agent under this Agreement. Escrow Agent hereby accepts such appointment and agrees to hold and deposit all of the Pledged Shares into escrow pursuant to the Security Agreement on behalf of Gillin and Lender, in accordance with the terms hereof, and to perform his duties hereunder.

               2. Establishment of Escrow Account. Escrow Agent hereby acknowledges receipt of the certificate or certificates comprising the Pledged Shares, with stock powers duly endorsed in blank, and confirms that such Pledged Shares and stock powers have been received and shall be held by him in accordance with the terms of this Agreement, together with all additions thereto and replacements thereof (collectively, the "Pledged Shares").

               3. Voting Rights. Lender and Gillin agree that during the term of this Agreement, and provided that an Event of Default has not occurred and is not then existing under the Security Agreement, Gillin shall have the right to vote the Pledged Shares.

               4. Dividends, Warrants. In the event that, during the term of this Agreement, any share dividend, reclassification, readjustment, or other change is declared or made with respect to the Pledged Shares, all new, substituted, and additional shares, or other securities, issued by reason of any such change shall be delivered to and held by Escrow Agent under the terms of this Agreement in the same manner as the Pledged Shares. In the event that subscription warrants or any other rights or options shall be issued in connection with the Pledged Shares, such warrants, rights, and options may be exercised by Gillin, and if so exercised, all new shares or other securities so acquired by Gillin shall be delivered to Escrow Agent and held under the terms of this Agreement in the same manner as the Pledged Shares.

               5. Pledged Shares Certificates. The parties acknowledge, agree, and hereby authorize Escrow Agent to register title to the Pledged Shares in the name of Escrow Agent.

               6 Income on Pledged Shares. All income earned on the Pledged Shares shall be held by the Escrow Agent and distributed to the recipient of the Pledged Shares (or the proceeds from the sale thereof), either wholly or in proportion, as the case may be. All taxable income earned on the Pledged Shares, if any, shall be treated as taxable to Gillin. Gillin's taxpayer identification number is _____________.

               7. Disposition of Pledged Shares. The Escrow Agent shall act only in accordance with the provisions of Paragraph 9 hereof, or with the mutual written direction of Lender and Gillin.

               8. Fees and Expenses of Escrow Agent. No fee shall be collected by Escrow Agent on account of services rendered under this Agreement, provided, however, that all costs or expenses incurred shall be split equally between the parties if no dispute has arisen, or in the event of a dispute, paid entirely by the losing party.

               9. Obligations to Deliver Instructions to Escrow Agent.

                  a. Upon repayment of all amounts due under the Promissory Note of even date herewith executed by Gillin and delivered to Lender (the "Note"), and provided that all of Gillin's obligations under the Pledge Agreement and this Agreement have been satisfied, Gillin may submit a notice to Lender and Escrow Agent requesting distribution to him of the Pledged Shares. If Lender shall in good faith dispute that Gillin is entitled to the Pledged Shares, then Lender shall within ten (10) days of such receipt so notify Gillin and Escrow Agent in writing, whereupon the Escrow Agent shall retain the Pledged Shares until furnished with a notification executed by each of Lender and Gillin relative to the disbursement of such Pledged Shares. If Lender shall fail to deliver its response within the ten (10) day period, the Pledged Shares will be delivered by the Escrow Agent to Gillin.

                  b. If, while the Pledged Shares are held in escrow by the Escrow Agent, there occurs an Event of Default (as defined in the Security Agreement), Lender shall deliver notice to such effect to the Escrow Agent and to Gillin. If Gillin shall cure the Event of Default within ten (10) days of receipt of such notice, the Pledged Shares shall remain in escrow. In the event that Gillin fails to cure the Event of Default within such ten (10) day period, the Escrow Agent shall have the right to sell or otherwise dispose of the Pledged Shares, and to distribute the proceeds thereof to Lender on account of the obligations of Gillin set forth in the Note.

                  c. If a dispute between Gillin and Lender with regard to the disposition of the Pledged Shares shall arise, the legal fees, expenses and other costs of the party awarded the Pledged Shares by the court hearing the dispute and the legal fees and expenses of Escrow Agent shall be paid by the losing party.

               10. Term. The term of this Agreement shall commence on the date hereof and shall continue during such period of time as the Pledged Shares shall remain in escrow.

               11. Resignation or Removal of Escrow Agent. The Escrow Agent shall have the right to resign upon fifteen (15) days' prior written notice to Gillin and Lender, and may be removed by the mutual consent of Gillin and Lender upon fifteen (15) days' prior notice to the Escrow Agent. If the Escrow Agent resigns, Lender and Gillin shall select a successor Escrow Agent to serve under the same terms and conditions set forth herein. A successor Escrow Agent shall, without further act, become vested with all rights, powers, and duties of the predecessor Escrow Agent as if originally named herein.

               12. Liability of Escrow Agent.

                  a. The duties of Escrow Agent hereunder are entirely administrative and not discretionary. Escrow Agent is obligated to act only in accordance with written instructions received by him as provided in this agreement, is authorized hereby to comply with any orders, judgments or decrees of any court and shall not incur any liability as a result of his compliance with such instructions, orders, judgments or decrees.

                  b. The Escrow Agent may rely upon any instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which the Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the persons or parties purporting to sign the name, and to conform to the provisions of this Agreement.

                  c. Gillin and Lender hereby waive any suit, claim, demand or cause of action of any kind which either one or both may have or assert against Escrow Agent arising out of or relating to the execution or performance by Escrow Agent of this Agreement, unless such suit, claim, demand or cause of action is based upon the negligence, intentional acts of, or the misappropriation of funds by Escrow Agent.

                  d. Lender and Gillin hereby agree to jointly and severally indemnify and hold harmless Escrow Agent (and any successor escrow agent) from any loss, liability, costs or expense incurred by the Escrow Agent in defending against any claims made against the Escrow Agent by third parties arising out of the Escrow Agent's appointment as Escrow Agent hereunder or in connection with the performance by the Escrow Agent's of his duties hereunder, except such claims as may arise from the negligence, intentional acts of, or the misappropriation of funds by the Escrow Agent.

               13. Consultation of Counsel. In the event any legal question arises concerning Escrow Agent's duties hereunder, the Escrow Agent may consult his legal counsel and rely upon the written opinions of such counsel.

               14. Assignment. The provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their successors and assigns. No rights herein may be assigned by Lender or Gillin without the prior written consent of the other party and prior written notice to the Escrow Agent, and no modifications hereof shall be binding or enforceable unless in writing and signed by the party against whom enforcement is sought.

               15. Miscellaneous.

                  a. Governing Law/Consent to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania. The parties hereto agree to consent to the jurisdiction and venue of the courts of the Commonwealth of Pennsylvania located in Montgomery County, Pennsylvania, and of the United States District Court for the Eastern District of Pennsylvania, and agree that all disputes between the parties shall be litigated only therein.

                  b. Successors and Assigns. The Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

                  c. Notice. Any notice hereunder, if mailed, shall be deemed given and received 48 hours after mailing, and if sent by professional express service, notice shall be deemed given and received at the time of actual delivery. Notices shall be sent to the addresses of the parties set forth in the Purchase Agreement, or such other addresses as the parties shall designate in writing from time to time.

                  d. Expenses. Each party hereto shall pay its own expenses including, without limitation, legal and accounting fees and expenses, incident to the negotiation and preparation of this Agreement and to its performance.

                  e. Entire Agreement and Amendments. This Agreement constitutes the entire understanding and agreement among the parties hereto relative to the subject matter hereof. Any amendments to the Agreement must be in writing, signed by each party hereto.

                  f. Partial Invalidity. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein, unless the deletion of the provision or provisions would result in such a material change as to cause completion of the transactions contemplated herein to be unreasonable.

                  g. Execution in Counterparts. This Agreement may be executed by the parties hereto signing the same instrument, or by each party hereto signing a separate counterpart or counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                  h. Waivers.

                     (1) Any one party may, by written instrument, extend the time for the performance of any of the obligations or other acts of the other party and with respect to this Agreement (i) waive any inaccuracies in the representations and warranties of the other party in this Agreement or in any document delivered pursuant to this Agreement, (ii) waive compliance with any of the covenants of the other party contained in this Agreement, and (iii) waive the other party's performance of any of its obligations set out in this Agreement. Any agreement on the part of the parties hereto for any such extension or waiver shall be validly and sufficiently authorized for the purposes of this Agreement if it is approved by the persons authorized to make such agreements on behalf of the parties hereto.

                     (2) The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of the provision, nor affect the validity of this Agreement or any part hereof or the right of such party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a wavier of any other or subsequent breach.

        IN WITNESS WHEREOF, the individual parties hereto have hereunto duly set their hands and seals, and the corporate parties hereto have caused these presents to be duly executed and their corporate seal to be duly attached by their proper officers thereunder duly authorized, the day and year first above written.

                                     GILLIN:
Witness:

_________________________________    ______________________________________
                                                 JOHN T. GILLIN

                                     PROVIDENT AMERICAN CORPORATION


                                     By:_____________________________
                                         Alvin H. Clemens, President

                                     ESCROW AGENT:


                                     By:______________________________
                                              ANTHONY R. VERDI




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